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                                                                    EXHIBIT 10.1

              SECOND AMENDMENT TO 1996 EQUITY PARTICIPATION PLAN
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     THIS SECOND AMENDMENT TO 1996 EQUITY PARTICIPATION PLAN, dated as of
October 24, 1997, is made and adopted by SIGNATURE RESORTS, INC., a Maryland corporation (the "Company"). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the 1996 Equity Participation Plan (as defined below).


                                   RECITALS
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         WHEREAS, the Company adopted the 1996 Equity Participation Plan of
Signature Resorts, Inc. on June 13, 1996 (as amended by the First Amendment to 1996 Equity Participation Plan dated as of May 16, 1997, the "1996 Equity Participation Plan");

         WHEREAS, the Company desires to amend the 1996 Equity Participation Plan; and

         WHEREAS, this Second Amendment was adopted by the Board of Directors of the Company on October 24, 1997.

         NOW THEREFORE, in consideration of the foregoing, the Company hereby amends the 1996 Equity Participation Plan as follows:

         1. Section 10.3(e) of the 1996 Equity Participation Plan is hereby amended and restated in its entirety as follows:

         "(e) In the event of any Corporate Transaction or Change in Control, each outstanding Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, Stock Payment, Restricted Stock or Deferred Stock award shall, immediately prior to the effective date of the Corporate Transaction or Change in Control, automatically become fully exercisable for all of the shares of Common Stock underlying such right, as applicable, and may be exercised for any or all of those shares as fully-vested shares of Common Stock."

         2. This Second Amendment shall be and is hereby incorporated in and forms a part of the 1996 Equity Participation Plan.

         3. All other terms and provisions of the 1996 Equity Participation Plan shall remain unchanged except as specifically modified herein.

         4. The 1996 Equity Participation Plan, as amended by this Second Amendment, is hereby ratified and confirmed.

         5. This Second Amendment shall be interpreted and enforced under the internal laws of the State of Maryland without regard to conflicts of laws thereof.

                          [Signature Page to Follow]
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         I hereby certify that the foregoing Amendment was duly adopted by the
Board of Directors of Signature Resorts, Inc. on October 24, 1997.


                              /s/ Steven C. Kenninger
                              -------------------------------------
                              Steven C. Kenninger
                              Director, Chief Operating Officer and
                              Secretary

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